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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 30, 2000

                        COMMISSION FILE NUMBER: 000-24539

                              ECLIPSYS CORPORATION
             (Exact name of registrant as specified in its charter)

DELAWARE                                           65-0632092
(State of Incorporation)                           (IRS Employer Identification
                                                   Number)

                            777 East Atlantic Avenue
                                    Suite 200
                              Delray Beach, Florida
                                      33483
                    (Address of principal executive offices)

                                 (561)-243-1440
                        (Telephone number of registrant)


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ITEM 5.  OTHER EVENTS

       On May 30, 2000, Eclipsys Corporation issued a press release attached hereto as Exhibits 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)    EXHIBITS

EXHIBIT
  NO.                         DESCRIPTION
-------                       -----------
99.1   Press Release dated May 30, 2000.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ECLIPSYS CORPORATON

Date:  May 30, 2000                       /s/ Gregory L. Wilson
                                          ---------------------
                                          Gregory L. Wilson
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer


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                              ECLIPSYS CORPORATION
                                  EXHIBIT INDEX

EXHIBIT
  NO.                         DESCRIPTION
-------                       -----------
99.1   Press Release dated May 30, 2000.